EXHIBIT 10.5

FIRST AMENDMENT

TO

TERMINATION, SETTLEMENT AND NET REVENUES SHARING AGREEMENT

This FIRST AMENDMENT TO TERMINATION, SETTLEMENT AND NET REVENUES SHARING AGREEMENT (this “Amendment”) is entered into effective as of June 29, 2015, by and among KAISER EAGLE MOUNTAIN, LLC, a Delaware limited liability company (“KEM”), LAKE TAMARISK DEVELOPMENT, LLC (“LT”), EAGLE MOUNTAIN RAILROAD & MINING COMPANY, LLC, a Delaware limited liability company (“EMMR”), CIL&D, LLC, a Delaware limited liability company (“CILD”), and MINE RECLAMATION, LLC, a California limited liability company (“MRLLC”). KEM, LT, EMMR, CILD, and MRLLC are each sometimes individually referred to in this Agreement as a “Party” or collectively as “Parties”.

RECITALS

A. Effective January 1, 2014, all the Parties except EMMR entered into that certain Termination, Settlement and Net Revenues Sharing Agreement (the “Agreement”). The Agreement provides, among other things, for the sharing of Net Revenues as that term is defined in the Agreement resulting from the sale, lease or other disposition of the Eagle Mountain property owned by KEM and from the Lake Tamarisk property owned by LT or the Net Revenues resulting from the sale by CILD of the KEM and Lake Tamarisk entities owning such property.

B. Concurrently with the effective date of this Agreement, Eagle Mountain Acquisition, LLC (“Buyer”) is purchasing KEM from CILD pursuant to that certain Purchase and Sale Agreement among Buyer, CIL&D, KEM, Eagle Mountain LLC (“EM Parent”) and Eagle Crest Energy Company (“Eagle Crest”) dated June 25, 2015 (the “PA”).

C. CILD is providing seller financing for a portion of the sales price for KEM as reflected in Buyer’s promissory note in the original principal amount of $4,250,000 ( the “Senior Note”) and Buyer’s promissory note in the original principal amount of $19,000,000 ( the “Junior Note”) all as more fully described in the PA (the “Notes”). The Notes and other obligations are secured pursuant to various guaranties, pledges, security agreements and a deed of trust on the Eagle Mountain property (the “Deed of Trust”), all as described in the PA (the “Security Documents”). Upon a default under the Notes or under any of the Security Documents, CILD would have the right to elect its remedies, including, but not limited to, the ownership interest of KEM held by the Buyer and/or the ownership interest of EM Parent (collectively a “Foreclosure Action”). For the avoidance of doubt, a “Foreclosure Action” shall not include the foreclosure by CILD on any of the Eagle Mountain Assets under the Deed of Trust, or the foreclosure on the interests of Eagle Crest.

D. MRLLC will share in the Net Revenues generated from the sale of KEM as collected by CILD in accordance with the terms of the Agreement.

E. As a condition to the purchase of KEM the Buyer is requiring that KEM’s participation in the Agreement be suspended so that (i) the Agreement will not apply to the Eagle Mountain Assets or any Gross Revenues (as that term is defined in the Agreement) that KEM may generate after the date of this Amendment, (ii) responsibility for the Operating Costs, Transaction Costs, Investment/Capital Costs (as those terms are defined in the Agreement) with respect to KEM and the Eagle Mountain Assets no longer be governed by the Agreement, and (iii) MRLLC shall not be considered a creditor of KEM, and the covenants contained in Section 7 of the Agreement shall no longer apply to KEM or the Eagle Mountain Assets; provided, however, in the event CILD directly or indirectly reacquires KEM, then KEM’s participation in the Agreement shall automatically be reinstated and will immediately apply to all Gross Revenues that KEM may generate following such reinstatement. In addition, at such time as all indebtedness due CILD pursuant to the Notes has been paid in full and the security for all such obligations has been released or terminated, KEM’s participation in this Agreement will automatically terminate and KEM and the Eagle Mountain Assets shall no longer be subject to this Agreement.

F. EMMR is a wholly-owned subsidiary of CILD. As a part of the consideration for the sale of KEM, EMMR acquired the Eagle Mountain Railroad and assumed all obligations related thereto. In addition, EMMR and KEM are entering into that certain Mining Lease and Agreement (the “Mining Agreement”) of even date herewith pursuant to which EMMR shall have the right to conduct above-ground mining activities involving rock, coarse iron ore tailings, fine iron ore tailings and iron ore pellets. KEM is to be paid a royalty equal to twenty-five percent (25%) of the Net Revenues generated from such mining activity with EMMR retaining the remaining seventy-five percent (75%) of the Net Revenues as that term is defined in the Mining Agreement.

G. The intent of the Agreement is for MRLLC to receive its share of the Net Revenues resulting from the Riverside County assets directly or indirectly owned by CILD. Thus, EMMR is to be made a party to the Agreement so that any revenues generated by EMMR or by CILD through any sale of the equity interests in EMMR or through the sale, lease or other disposition of EMMR’s assets are covered under the terms of the Agreement.

AMENDMENT AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto enter into this First Amendment and agree as follows:

1. CONFIRMATION AND INCORPORATION OF RECITALS. The above Recitals and the definitions provided therein are hereby incorporated into and made a part of this Agreement.

2. SUSPENSION OF KEM’S OBLIGATIONS AND RIGHTS UNDER AGREEMENT. The Parties hereby agree that concurrently with the closing of the sale of KEM by CILD to Buyer, KEM’s rights and obligations under the Agreement shall be suspended, KEM will thereafter have no present obligations or rights pursuant to or under the Agreement, and the Eagle Mountain Assets shall not be subject to the Agreement so long as there has not been a Foreclosure Action. The Parties agree that upon completion of a Foreclosure Action, the obligations and rights of KEM under the Agreement shall be automatically reinstated in their entirety.

3. TERMINATION OF KEM’S OBLIGATIONS AND RIGHTS UNDER AGREEMENT UPON PAYMENT OF ALL AMOUNTS. At such time as all amounts payable to CILD pursuant to the Notes are paid in full, the Agreement shall terminate with respect to KEM, KEM shall have no further rights, obligations or liabilities under the Agreement, and the Eagle Mountain Assets shall no longer be subject to the Agreement in any way.

4. ADDITION OF EMMR TO THE AGREEMENT. By its execution of this Agreement, EMMR shall become a party to the Agreement and shall be bound by the terms and provisions of the Agreement. The Parties confirm and agree that any Net Revenues (as that term is defined in the Agreement) resulting from the activities of EMMR under the Mining Agreement, a sale of the equity of EMMR or a sale, lease or other disposition of EMMR’s assets are subject to the Agreement.

5. CONFIRMATION OF AGREEMENT. Except for the additional provisions and amended provisions as expressly provided in this Amendment, all other provisions and terms of the Agreement shall remain the same as of the date of this Amendment and they are hereby confirmed and ratified.

6. MISCELLANEOUS PROVISIONS.

6.1 ENTIRE AMENDMENT. This Amendment constitutes the entire agreement of the Parties covering everything agreed upon or understood with respect to this Amendment and the matters contemplated herein.

6.2 MEMORANDUM OF AMENDMENT AND MEMORANDUM UPON TERMINATION. A memorandum of this Amendment shall be prepared and signed by the Parties, notarized, and recorded in Riverside County, California at KEM’s request. In addition, i KEM’s rights, liabilities and obligations are terminated as provided in Section 3 of this Amendment, a memorandum reflecting such termination and the release of the Eagle Mountain Assets from the Agreement shall be prepared by the Parties, notarized and recorded in Riverside County, California at KEM’s request.

6.3 HEADINGS. The headings in this Amendment are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Amendment or of any particular section.

6.4 FURTHER ACTS. The Parties hereto shall take such reasonable further steps and sign such further documents as may be required from time to time to carry out the intent and purposes of this Amendment.

6.5 COUNTERPARTS. This Amendment may be executed in counterparts, each of which when executed shall be deemed an original, but when taken together shall constitute one and the same instrument. Facsimile or scanned signatures on this Agreement are acceptable, provided that original signatures are presented to the Parties promptly thereafter.

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the day and year first above written notwithstanding the actual date of signature.

“CILD”

CIL&D, LLC, a Delaware limited liability company

By:	/s/ Richard E. Stoddard
	Name:	Richard E. Stoddard
	Title:	Managing Liquidation Director

[Signatures continue on the following page]

(Signature page to Amendment to Revenue Sharing Agreement – Eagle Mountain)

“KEM”

KAISER EAGLE MOUNTAIN, LLC, a Delaware limited liability company

By:	/s/ Richard E. Stoddard
	Name:	Richard E. Stoddard
	Title:	President

[Signatures continue on the following page]

(Signature page to Amendment to Revenue Sharing Agreement – Eagle Mountain)

“LT”

LAKE TAMARISK DEVELOPMENT, LLC, a Delaware limited liability company, which acquired title as Lake Tamarisk Development Corporation, a California corporation

By:	/s/ Terry L. Cook
	Name:	Terry L. Cook
	Title:	Vice President

[Signatures continue on the following page]

(Signature page to Amendment to Revenue Sharing Agreement – Eagle Mountain)

“EMMR”

EAGLE MOUNTAIN MINING & RAILROAD COMPANY, LLC, a Delaware limited liability company

By:	/s/ Terry L. Cook
	Name:	Terry L. Cook
	Title:	Vice President

(Signature page to Amendment to Revenue Sharing Agreement – Eagle Mountain)